UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way
Philadelphia, Pennsylvania 19154-4599
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02(e). Compensatory Arrangements of Certain Officers

Item 9.01. Financial Statements and Exhibits

SIGNATURE

Item 5.02(e). Compensatory Arrangements of Certain Officers

On December 11, 2013, the Company amended the Employment Agreement with its chief executive officer, John W. Conway, in order to (i) eliminate from the definition of "Good Reason" (as defined in the Employment Agreement) Mr. Conway's voluntary termination of employment for any reason within 30 days following the first anniversary of a Change in Control (as defined in the Employment Agreement); and (ii) eliminate Mr. Conway's right to tax gross-up payments on compensation paid to Mr. Conway in connection with a Change in Control of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Ex. 10.1. Second amendment to the employment contract, dated May 3, 2007, between Crown Holdings, Inc. and John W. Conway, dated as of December 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Kevin C. Clothier
Kevin C. Clothier
Vice President and Corporate Controller

Dated: December 17, 2013

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